FDIC
Federal Deposit Insurance Corporation
25 Jessie Street at Ecker Square, Suite 1400
San Francisco, California 94105-2756

Legal Division
San Francisco Regional Office
TEL: (415) 546-0160 FAX: (415) 808-7942

March 4, 2010

VIA OVERNIGHT DELIVERY

The Board of Directors
Heritage Oaks Bank
545 Twelfth Street
Paso Robles, CA 93446

Re Heritage Oaks Bank
Paso Robles, California
Docket FDIC-10-004b
Issuance of Consent Order

Members of the Board:

Please be advised that the San Francisco Regional Office of the Federal Deposit Insurance Corporation ("FDIC") has accepted the Stipulation to the Issuance of a Consent Order ("Stipulation") entered into by Heritage Oaks Bank, Paso Robles, California, on February 26, 2010, and issued a Consent Order ("Order") on March 4, 2010. Enclosed is a copy of the executed Order and Stipulation.

Sincerely,

Lori M. Honjiyo
Counsel

LMH:lpd

Enclosures

JOHN F. STUART
KENNETH E. MOORE

OF COUNSEL
BARNET REITNER

ASSOCIATE
RYAN J. BARNCASTLE
ALAN P. SMITH

STUART | MOORE
ATTORNEYS AT LAW

2010 MAR 2 AM 10 32

March 1, 2010

VIA EMAIL & OVERNIGHT DELIVERY

Lori M. Honjiyo
Counsel
Federal Deposit Insurance Corporation
Legal Division
25 Jessie Street at Ecker Square, Suite 1400
San Francisco, California 94105

Re: Heritage Oaks Bank
Paso Robles, California

Dear Ms. Honjiyo:

I serve as counsel for Heritage Oaks Bank, Paso Robles, California ("Bank"). I have reviewed the facts related to the meeting of the Bank's Board of Directors ("Board") held on February 26, 2010, I was present at this meeting and am thoroughly familiar with the actions taken by the Board to authorize the execution of the Stipulation to the Issuance of a Consent Order ("Stipulation").

Therefore, I can render the following opinion that:

1. The above-referenced meeting of the Board was held in conformity with State law and the Bylaws of the Bank;

2. The action taken by the Board at such meeting relating to the Stipulation was valid and binding act of the Bank; and

3. The Stipulation is valid and binding agreement of the Bank.

Very truly yours,

Kenneth E. Moore
of STUART | MOORE
ken@stuartmoorelaw.com

KEM:lw

FDIC
Federal Deposit Insurance Corporation
25 Jessie Street at Ecker Square, Suite 1400
San Francisco, California 94105-2756

Legal Division
San Francisco Regional Office
TEL: (415) 546-0160 FAX: (415) 808-7942

March 4, 2010

Honorable William S. Haraf
Commissioner
California Department of Financial Institutions
45 Fremont Street, Suite 1700
San Francisco, CA 94105

Re: Heritage Oaks Bank
Paso Robles, California
Docket FDIC-10-004b
Issuance of Consent Order

Dear Commissioner Haraf:

The San Francisco Regional Office of the Federal Deposit Insurance Corporation ("FDIC") has accepted the Stipulation to the Issuance of a Consent Order ("Stipulation") entered into by Heritage Oaks Bank, Paso Robles, California, on February 26, 2010, and issued a Consent Order ("Order") on March 4, 2010. Enclosed is a copy of the executed Order, Stipulation, and related documents.

Sincerely,

Lori M. Honjiyo
Counsel

LMH:lpd

Enclosures

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

CALIFORNIA DEPARTMENT OF FINANCIAL INSTITUTIONS

SAN FRANCISCO, CALIFORNIA

IN THE MATTER OF HERITAGE OAKS BANK PASO ROBLES, CALIFORNIA (INSURED STATE NONMEMBER BANK)	STIPULATION TO THE ISSUANCE OF A CONSENT ORDER FDIC-10-004b

Subject to the acceptance of this Stipulation to the Issuance of a Consent Order ("Stipulation") by the Federal Deposit Insurance Corporation ("FDIC") and the California Department of Financial Institutions ("CDFI"), it is hereby stipulated and agreed by and between a representative of the Legal Division of FDIC, a representative of the CDFI, and Heritage Oaks Bank, Paso Robles, California ("Bank"), as follows:

1. The Bank has been advised of its right to receive a Notice of Charges and of Hearing ("Notice") detailing the unsafe or unsound banking practices and violations of law and/or regulations alleged to have been committed by the Bank and of its right to a public hearing on the alleged charges under section 8(b)(1) of the Federal Deposit Insurance Act ("Act"), 12 U.S.C. § 1818(b)(1), and Section 1912 of the California Financial Code ("CFC"), and has waived those rights.

2. The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices and any violations of law and/or regulations, hereby consents and agrees to the issuance of a Consent Order ("Order") by the FDIC and the CDFI. The Bank further stipulates and agrees that such Order will be deemed to be an order which has become final under the Act and the CFC, and that said Order shall become effective upon its issuance by the FDIC and the CDFI, and fully enforceable by the FDIC and the CDFI pursuant to the provisions of the Act and the CFC.

3. In the event the FDIC and the CDFI accept the Stipulation and issue the Order, it is agreed that no action to enforce said Order in the United States District Court will be taken by the FDIC, and no action to enforce said Order in State Superior Court will be taken by the CDFI, unless the Bank or any institution-affiliated party, as such term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), has violated or is about to violate any provision of the Order.

4. The Bank hereby waives:

(a) The receipt of a Notice;

(b) All defenses in this proceeding;

(c) A public hearing for the purpose of taking evidence on such alleged charges;

(d) The filing of Proposed Findings of Fact and Conclusions of Law;

(e) A recommended decision of an Administrative Law Judge; and

(f) Exceptions and briefs with respect to such recommended decision.

Dated: Feb 26, 2010.

FEDERAL DEPOSIT INSURANCE CORPORATION, LEGAL DIVISION
BY:

~~James L. Miller~~ LORI HONJIYO
Counsel

HERITAGE OAKS BANK
PASO ROBLES, CALIFORNIA
BY:

Dr. Michael J. Behrman

CALIFORNIA DEPARTMENT OF FINANCIAL INSTITUTIONS
BY:

Jennifer L.W. Rumberger

Donald H. Campbell

Kenneth L. Dewar

Mark C. Fugate

Delores T. Lacey

Miller F. Merle

Michael J. Morris

LAWRENCE P. WARD

Daniel J. O'Hare

Michael E. Pfau, Esq.

Alexander F. Simas

Comprising the Board of Directors of
Heritage Oaks Bank
Paso Robles, California